NMLT 2021-INV1 Trust ABS 15G

Exhibit 99.10

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed the due diligence services described below (the “Review”) on business purpose loans originated by various parties acquired by Nomura Corporate Funding Americas, LLC or its affiliates (the “Client”) through flow or mini-bulk transactions. The Review was conducted from March 2020 through April 2021 on mortgage loans with origination dates from October 2019 through March 2021 via files imaged and provided by the Client for review. The Review included loans reviewed under the Leases Review Scope (937 loans), referred to as the loans.

(2) Sample size of the assets reviewed.

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC. The Review contained nine hundred thirty-seven loans (937) loans totaling an aggregate original principal balance of approximately $192.764 million.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology. AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Coborrower SSN	Interest Rate Initial Cap	Note Date	Product Description
Amortization Term	Contract Sales Price	Interest Rate Initial Floor	Occupancy	Property Type
Amortization Type	Cost Basis	Interest Rate Life Cap	Original As-Is LTV	Purpose
Appraisal As-Is Value	Debt Service Coverage Ratio	Interest Rate Life Floor	Original CLTV	Refi Purpose
Appraisal Date	First Interest Rate Change Date	Interest Rate Life Max	Original Interest Rate	Representative FICO
Appraisal Effective Date	First Payment Date	Interest Rate Life Min	Original Interest Rate Period	Rounding Factor
Appraised Value	Flood Insurance Annual Premium	Interest Rate Periodic Cap	Original Loan Amount	State
As-Is Value Used For LTV Calculation	Guarantor 1 First Name	Interest Rate Periodic Floor	Original LTV	Street
Balloon Flag	Guarantor 1 Last Name	Investor: Qualifying Total Debt Ratio	Original P&I	Subject Debt Service Coverage Ratio
Borrower First Name	Guarantor 2 First Name	Lien Position	Original PITI	Total Cash-out
Borrower Full Name	Guarantor 2 Last Name	Lookback Period	Original PITIA	Total PITIA
Borrower Last Name	Hazard Insurance Annual Premium	LTV Valuation Value	Original Term	Value Used For LTV Calculation
Borrower SSN	Hazard Insurance Monthly Premium	Margin	Origination Channel	Zip
City	Index Type	Maturity Date	Payment Frequency
Coborrower First Name	Interest Only	Monthly HOA Dues	Prepayment Penalty
Coborrower Full Name	Interest Only Period	Monthly Taxes	Prepayment Penalty Period (months)
Coborrower Last Name	Interest Rate Change Frequency	Next Interest Rate Change Date	Prepayment Terms

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the corresponding Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial loan application (1003), (b) credit report, (c) employment documentation, (d)
asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h)
title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose/nonowner occupancy, (l) articles of incorporation (m) operating agreement, (n) background check, (o) leases, (p) assignment of leases and rents, (q) closing protection letter, (r) lease agreement(s), and(s) track record report.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI/DSCR” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

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With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Not applicable.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in Item 3 of the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY

Of the nine hundred thirty-seven (937) loans reviewed, all received an Overall “A” or “B” grade.

Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	697	74.39%
B	240	25.61%
C	0	0.00%
D	0	0.00%
Total	937	100.00%

CREDIT RESULTS SUMMARY

All nine hundred thirty-seven (937) loans reviewed received an “A” or “B” Credit grade, and seven hundred thirty (730) or 77.91% received an “A” Credit grade.

Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	730	77.91%
B	207	22.09%
C	0	0.00%
D	0	0.00%
Total	937	100.00%

PROPERTY/VALUATION RESULTS SUMMARY

All nine hundred thirty-seven (937) loans reviewed received an “A” or “B” Property grade, eight hundred ninety-nine (899) or 95.94% received an “A” Property grade.

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Property Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	899	95.94%
B	38	4.06%
C	0	0.00%
D	0	0.00%
Total	937	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the nine hundred thirty-seven (937) Loans reviewed, six hundred thirty-eight (638) unique Loans had two thousand thirty-eight (2,038) different tape discrepancies across sixty-one (61) data fields (some Loans had more than one data delta). The most variances were found on Borrower name. These variances are frequently due to entity versus individual guarantor(s) name being listed on the tape data.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance
# of Units	32	901	3.55%
Amortization Term	14	196	7.14%
Amortization Type	0	266	0.00%
Appraisal As-Is Value	24	138	17.39%
Appraisal Date	34	35	97.14%
Appraisal Effective Date	14	81	17.28%
Appraised Value	3	80	3.75%
As-Is Value Used For LTV Calculation	2	44	4.55%
Balloon Flag	0	15	0.00%
Borrower First Name	144	211	68.25%
Borrower Full Name	213	264	80.68%
Borrower Last Name	212	251	84.46%
Borrower SSN	115	180	63.89%
City	15	925	1.62%
Coborrower First Name	19	39	48.72%
Coborrower Full Name	3	3	100.00%
Coborrower Last Name	19	39	48.72%
Coborrower SSN	21	39	53.85%
Contract Sales Price	102	195	52.31%
Cost Basis	0	14	0.00%
Debt Service Coverage Ratio	23	60	38.33%
First Interest Rate Change Date	0	61	0.00%
First Payment Date	9	931	0.97%
Flood Insurance Annual Premium	2	2	100.00%
Guarantor 1 First Name	19	32	59.38%
Guarantor 1 Last Name	20	31	64.52%
Guarantor 2 First Name	4	12	33.33%
Guarantor 2 Last Name	1	4	25.00%

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Hazard Insurance Annual Premium	2	2	100.00%
Hazard Insurance Monthly Premium	32	256	12.50%
Index Type	16	30	53.33%
Interest Only	0	124	0.00%
Interest Only Period	0	2	0.00%
Interest Rate Change Frequency	0	61	0.00%
Interest Rate Initial Cap	0	35	0.00%
Interest Rate Initial Floor	48	60	80.00%
Interest Rate Life Cap	12	84	14.29%
Interest Rate Life Floor	7	7	100.00%
Interest Rate Life Max	0	23	0.00%
Interest Rate Life Min	17	23	73.91%
Interest Rate Periodic Cap	12	77	15.58%
Interest Rate Periodic Floor	35	65	53.85%
Investor: Qualifying Total Debt Ratio	0	5	0.00%
Lien Position	0	209	0.00%
Lookback Period	0	23	0.00%
LTV Valuation Value	4	606	0.66%
Margin	31	84	36.90%
Maturity Date	6	908	0.66%
Monthly HOA Dues	8	26	30.77%
Monthly Taxes	47	261	18.01%
Next Interest Rate Change Date	0	23	0.00%
Note Date	22	272	8.09%
Occupancy	0	29	0.00%
Original As-Is LTV	3	3	100.00%
Original CLTV	8	366	2.19%
Original Interest Rate	16	909	1.76%
Original Interest Rate Period	0	23	0.00%
Original Loan Amount	6	892	0.67%
Original LTV	7	798	0.88%
Original P&I	14	135	10.37%
Original PITI	23	25	92.00%
Original PITIA	31	75	41.33%
Original Term	0	209	0.00%
Origination Channel	163	193	84.46%
Payment Frequency	0	5	0.00%
Prepayment Penalty	0	20	0.00%
Prepayment Penalty Period (months)	1	36	2.78%
Prepayment Terms	1	13	7.69%
Product Description	14	15	93.33%
Property Type	38	481	7.90%
Purpose	8	903	0.89%

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Field Label	Loans With Discrepancy	Total Times Compared	% Variance
Refi Purpose	14	555	2.52%
Representative FICO	47	847	5.55%
Rounding Factor	0	28	0.00%
State	5	929	0.54%
Street	145	929	15.61%
Subject Debt Service Coverage Ratio	87	340	25.59%
Total Cash-out	5	5	100.00%
Total PITIA	23	76	30.26%
Value Used For LTV Calculation	0	2	0.00%
Zip	16	926	1.73%
Total	2,038	18,082	11.27%

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	862	92.00%	$164,210,207.00	85.19%
Adjustable	75	8.00%	$28,553,890.00	14.81%
Total	937	100.00%	$192,764,097.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	937	100.00%	$192,764,097.00	100.00%
Total	937	100.00%	$192,764,097.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	2	0.21%	$194,250.00	0.10%
Cash Out: Home Improvement/Renovation	1	0.11%	$116,200.00	0.06%
Cash Out: Other/Multi-purpose/Unknown Purpose	613	65.42%	$124,680,261.00	64.68%
Limited Cash Out	44	4.70%	$7,536,125.00	3.91%
First Time Home Purchase	1	0.11%	$76,700.00	0.04%
Other-than-first-time Home Purchase	126	13.45%	$24,507,471.00	12.71%
Rate/Term Refinance - Borrower Initiated	150	16.01%	$35,653,090.00	18.50%
Total	937	100.00%	$192,764,097.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	936	99.89%	$192,579,097.00	99.90%
361+ Months	1	0.11%	$185,000.00	0.10%
Total	937	100.00%	$192,764,097.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	505	53.90%	$79,546,911.00	41.27%
Condo, Low Rise	34	3.63%	$6,914,425.00	3.59%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Condo, High Rise	1	0.11%	$200,100.00	0.10%
PUD	76	8.11%	$14,841,550.00	7.70%
Townhouse	2	0.21%	$258,000.00	0.13%
1 Family Attached	43	4.59%	$6,606,650.00	3.43%
2 Family	158	16.86%	$37,002,290.00	19.20%
3 Family	52	5.55%	$16,573,425.00	8.60%
4 Family	44	4.70%	$11,190,856.00	5.81%
Other	22	2.35%	$19,629,890.00	10.18%
Total	937	100.00%	$192,764,097.00	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	937	100.00%	$192,764,097.00	100.00%
Total	937	100.00%	$192,764,097.00	100.00%

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